UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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Silver Bay Realty Trust Corp.
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Silver Bay Realty Trust Corp. Announces Appointment of Irvin R. Kessler as Chairman of the Board and Daniel J. Buechler as General Counsel and Secretary

NEW YORK, September 16, 2014 - Silver Bay Realty Trust Corp. (NYSE: SBY) (the “Company” or “Silver Bay”) announced today its Board of Directors has appointed Irvin R. Kessler as Chairman of the Board, effective upon the contingent resignation of Brian C. Taylor, the current Chairman of the Company’s Board of Directors. Mr. Kessler has served as Vice-Chairman of the Board since the Company’s inception in 2012. Mr. Taylor’s resignation is effective as of the closing of the transaction in which the management of the Company will be internalized as described below.

The Company also announced today that its Board of Directors has appointed Daniel J. Buechler to serve as General Counsel and Secretary, effective upon the resignation of Timothy W.J. O’Brien, former General Counsel and Secretary of Silver Bay. Mr. O’Brien’s resignation is also effective as of the closing of the internalization. Prior to this appointment, Mr. Buechler served as a Vice President at Pine River Capital Management L.P. since February 2012 where he was dedicated to providing legal services to Silver Bay. In this role, Mr. Buechler was part of the Company’s management team; oversaw the Company’s day-to-day legal needs, including matters related to corporate governance and securities laws; assisted in the development of the Company’s compliance program; and served as the lead in-house attorney for major transactions. Prior to joining Pine River Capital Management L.P., Mr. Buechler was an attorney at the law firm of Oppenheimer Wolff & Donnelly LLP in Minneapolis, Minnesota. He received a J.D. from the University of Minnesota Law School and a B.A. from the University of Minnesota, Twin Cities.

Internalization Transaction

As previously announced, on August 3, 2014, the Company entered into a Contribution Agreement with Pine River Domestic Management L.P. (“Pine River”), Provident Real Estate Advisors LLC (“Provident” and, together with Pine River, “Contributors”), PRCM Real Estate Advisers LLC, the Company’s external manager (the “Manager”), and Silver Bay Operating Partnership L.P. (the “Operating Partnership”). Consummation of the transactions contemplated in the Contribution Agreement, including the acquisition of the Manager by the Operating Partnership, will result in the internalization of the management of the Company (the “Internalization”).

In connection with the Internalization and pursuant to the terms of the Contribution Agreement, the Contributors covenanted that one director affiliated with the Contributors would resign from the Board upon the closing of the Internalization. Mr. Taylor’s resignation is in satisfaction of such covenant. The Contributors will continue to be represented on the Board by Mr. Kessler and Thomas Siering, a partner of Pine River and Chief Executive Officer of Two Harbors Investment Corp.

Important Additional Information

IN CONNECTION WITH THE INTERNALIZATION TRANSACTION CONTEMPLATED BY THE CONTRIBUTION AGREEMENT, THE COMPANY HAS FILED A DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAILED THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION TO ITS STOCKHOLDERS OF RECORD. INVESTORS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE COMPANY, THE MANAGER AND THE TRANSACTIONS CONTEMPLATED BY THE CONTRIBUTION AGREEMENT, INCLUDING ITS TERMS AND ANTICIPATED EFFECTS AND RISKS TO BE CONSIDERED BY SILVER BAY’S STOCKHOLDERS. Stockholders of Silver Bay, and other interested persons, may find additional information regarding Silver Bay and a free copy of the definitive proxy statement and other documents at the Commission’s Internet site at www.sec.gov or by directing requests to: Silver Bay Realty Trust Corp., Attn: Investor Relations, 3300 Fernbrook Lane North, Suite 210, Plymouth, MN 55447, telephone (952) 358-4400.

Silver Bay Realty Trust Corp.

Silver Bay Realty Trust Corp. is a Maryland corporation focused on the acquisition, renovation, leasing and management of single-family properties for rental income and long-term capital appreciation. Silver Bay owns single-family properties in Arizona, California, Florida, Georgia, Nevada, North Carolina, Ohio and Texas. Silver Bay has elected to be taxed as a REIT for U.S. federal tax purposes. Additional information can also be found on the company’s website: www.silverbayrealtytrustcorp.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include the timing of the transaction and involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include failure to obtain stockholder approval of the transaction and failure of any other condition to the completion of the internalization.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Silver Bay does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Silver Bay’s most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning Silver Bay or matters attributable to Silver Bay or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Contact

Anh Huynh, Director of Investor Relations, Silver Bay Realty Trust Corp., ahuynh@silverbaymgmt.com, 952-358-4400.